UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________________________________________
FORM 8-K
________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 4, 2023

Oak Street Health, Inc.
(Exact name of registrant as specified in its charter)
________________________________________________________________

Delaware	001-39427	84-3446686
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
30 W. Monroe Street
Suite 1200
Chicago, Illinois 60603
(Address of principal executive office)
Registrant’s telephone number, including area code: (844) 871-5650
Not Applicable
(Former name or former address, if changed since last report)
________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	OSH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On April 4, 2023, Oak Street Health, Inc. (the “Company”) and certain of its subsidiaries entered into a Default Waiver and First Amendment (the “Amendment”) to the Loan and Security Agreement (the “Loan Agreement”) dated September 30, 2022 with Hercules Capital, Inc. as administrative and collateral agent and lender (the “Agent”), and Silicon Valley Bank (“SVB”) and the other lenders from time to time parties thereto (collectively with Agent in its capacity as a lender, the “Lenders”).

Among other matters, the Amendment provides a waiver of any potential default under the Loan Agreement related to the Company’s movement of certain cash deposits between financial institutions on March 16, 2023, which were made intentionally by the Company during the recent period of uncertainty surrounding SVB and its ability to continue operations. The Amendment provides that the Company may maintain cash in certain accounts outside of SVB and its affiliates in an aggregate amount not to exceed $65.0 million.

The foregoing description of the material terms of the Amendment are qualified in their entireties by reference to the full texts of the terms and conditions of such agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1*
Default Waiver and First Amendment to Loan and Security Agreement, dated April 4, 2023, by and among the Company and certain of its subsidiaries named thereto, as borrowers, Hercules Capital, Inc. as agent and lender, Silicon Valley Bank and the several banks and other financial institutions or entities from time to time parties thereto as lenders.

*Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K because such schedules and exhibits do not contain information which is material to an investment decision or which is not otherwise disclosed in the filed agreements. The Company will furnish the omitted schedules and exhibits to the Securities Exchange Commission (the “SEC”) upon request by the SEC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated: April 10, 2023

OAK STREET HEALTH, INC.

By:	/s/ Robert Guenthner
Name:	Robert Guenthner
Title:	Chief Legal Officer
3